UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

ATLANTIC COAST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

 (Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On February 11, 2015, H. Dennis Woods, a director of Atlantic Coast Financial Corporation (the “Company”), informed the Board of Directors (the “Board”) of the Company and the Board of Atlantic Coast Bank (the “Bank”), the Company’s wholly owned subsidiary, that he is retiring and will not stand for re-election at the next annual meeting of stockholders of the Company and the Bank in May 2015. The Board’s Governance and Nominating Committee is currently reviewing its options regarding Mr. Woods’ resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: February 13, 2015	By:	/s/ John K. Stephens, Jr.
Name: John K. Stephens, Jr.
Title: President and Chief Executive Officer